SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

The North Carolina Capital Management Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CASH PORTFOLIO
TERM PORTFOLIO
FUNDS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-222-3232

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Cash Portfolio and Term Portfolio (the funds) of The North Carolina Capital Management Trust (the trust) will be held at the Park Hotel, 2200 Rexford Road, Charlotte, North Carolina 28211, on January 24, 2001, at 11:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

3. To approve an amended Management Contract for each fund.

4. To approve an amended Distribution and Service Plan for each fund.

5. To eliminate the fundamental investment limitation concerning restricted and illiquid securities for each fund.

The Board of Trustees has fixed the close of business on December 11, 2000 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

December 28, 2000

Your vote is important - please return your proxy card promptly.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rule for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	City of ABC	Mary Jones, Finance Officer
2)	City of ABC	Mary Jones, Finance Officer
c/o Mary Jones, Finance Officer
B. 1)	County of XYZ	John Smith, Finance Officer
2)	County of XYZ	John Smith, Finance Officer
c/o John Smith, Finance Officer

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO
TO BE HELD ON JANUARY 24, 2001

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The North Carolina Capital Management Trust (the trust) to be used at the Special Meeting of Shareholders of Cash Portfolio and Term Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held at the Park Hotel, 2200 Rexford Road, Charlotte, North Carolina 28211, on January 24, 2001, at 11:30 a.m.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 28, 2000. Please see the "Supplementary Solicitations" section on page 28 for more information.

The principal business address of FMR, and Fidelity Distributors Corporation (FDC), the funds' principal underwriter, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary of the trust prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund issued and outstanding as of October 31, 2000 are indicated in the following table:

Cash Portfolio
Term Portfolio

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on October 31, 2000 was as follows: ____________

Shareholders of record at the close of business on December 11, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.

For a free copy of each fund's annual report for the fiscal year ended June 30, 2000, please call Fidelity at 1-800-222-3232 or write to Fidelity Distributors Corporation at 82 Devonshire Street MC2W, Boston, Massachusetts 02109.

VOTE REQUIRED: A plurality of all votes cast at the Meeting is sufficient to approve Proposal 1 and a majority of all votes of the appropriate fund cast at the meeting is sufficient to approve Proposal 2. Approval of Proposals 3 through 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are considered "present" for this purpose.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of The North Carolina Capital Management Trust, the Trustees have determined that the number of Trustees shall be fixed at seven. William L. Byrnes will retire as a member of the Board of Trustees at the end of 2000 and it is proposed that Harlan E. Boyles, William O. McCoy and J. Calvin Rivers, Jr. serve as Trustees effective upon shareholder election on January 24, 2001. It is intended that the enclosed proxy card will be voted for the election as Trustees of the seven nominees listed below, unless such authority has been withheld in the proxy card.

Except for Messrs. Boyles, McCoy, and Rivers, all nominees named below are currently Trustees of The North Carolina Capital Management Trust and have served in that capacity continuously since originally elected or appointed. Fred L. Henning, Jr., and James Grubbs Martin, were appointed to the Board of Trustees in February 2000. In November 2000, Messrs. Boyles, McCoy, and Rivers were nominated for election to the Board of Trustees, to serve as Trustees upon shareholder election. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, FMR or FDC. The business address of each nominee who is an interested person is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Ms. Powers, Dr. Martin and Messrs. Foust and Henning are currently Trustees of one registered investment company advised by FMR. Mr. McCoy is currently a Trustee of 55 registered investment companies advised by FMR. Messrs. Boyles and Rivers are not currently Trustees of any registered investment companies advised by FMR.

FDC is currently exploring the option to retain Capital Management of the Carolinas, LLC, in which Mr. Rivers currently has a controlling interest, to act as the trust's local distributor in North Carolina.

In the election of Trustees, those seven nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation **	Year of Election or Appointment
Harlan E. Boyles (71)

[Mr. Boyles was the Treasurer of the State of North Carolina from 1977 until 2000, when he decided not to seek reelection. During his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served as Chairman of the Local Government Commission, the Tax Review Board, the State Banking Commission, the Board of Trustees of the Teachers and State Employees' Retirement System, the Board of Trustees of the Local Government Employees' Retirement System, the Board of Trustees of the Fireman's and Rescue Squad Workers' Pension Fund, the North Carolina Educational Facilities Finance Agency, and the North Carolina Solid Waste Management Capital Projects Financing Agency. Also during his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served as a Member of the Council of State, the State Board of Education, the State Board of Community Colleges, the Capital Planning Commission, the North Carolina Housing Partnership, the North Carolina Air Cargo Airport Authority, the Board of Directors of the North Carolina Art Society, and the Auxiliary Board of Awards for State Purchasing & Contract. Mr. Boyles is currently a Member of the North Carolina Association of Certified Public Accountants, the National Association of State Auditors, Comptrollers & Treasurers, and the National Association of State Treasurers. Mr. Boyles is also a former member of the Securities and Exchange Commission's Municipal Securities Rulemaking Board, and a current member of the North Carolina State Employees Association.]

		2001***
John David "J.D." Foust (67)	[Mr. Foust was a financial consultant (Robinson-Humphrey Company Inc., 1995-1999). Prior to 1995, Mr. Foust was a financial consultant to Donaldson, Lufkin, & Jenrette Securities Corporation (1990-1995). Prior to 1990, he served as Deputy State Treasurer and Secretary of the Local Government Commission (1977-1989). He also serves as financial consultant to the North Carolina Global TransPark Authority.]	1991
*Fred L. Henning, Jr. (61)

President of Fidelity Corporate Services (2000) and President-elect of Cash Portfolio and Term Portfolio (2001). Mr. Henning joined Fidelity in 1977 as the portfolio manager of Fidelity Daily Income Trust Fund, which he managed until 1979. Since 1979, Mr. Henning has held a number of positions with FMR and its affiliates, including President of Fidelity Investments Fixed Income Division and Senior Vice President of Fidelity Investments Money Management, Inc. (1998-2000); Senior Vice President of Fidelity Management & Research Company/Division Head of Fidelity Fixed Income (1995-1998); and Senior Vice President of FMR Texas, Inc. (1989-1995) He has also served as a portfolio manager or officer of a number of investment companies managed or advised by FMR.

		2000
William O. McCoy (67)

[Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).]

		2001***
James Grubbs Martin (65)

[Dr. Martin was Vice President (1993) of Carolinas Medical Center. Prior to 1993, Dr. Martin served two terms as Governor of North Carolina (1985) and six terms as U.S. Congressman for the 9th District. Currently, he is Chairman of the Global TransPark Foundation, Inc., a trustee of Davidson College, and Director of the North Carolina Biotechnology Center. Dr. Martin also serves as a director on the boards of Duke Energy Co. (electricity, natural gas, engineering), J.A. Jones (private construction), Family Dollar Stores (discount retailer, 1996), Palomar Medical Technologies, Inc. (laser technology, 1996), and Applied Analytical Industries, Inc. (pharmaceutical product development, 1999).]

		2000
Helen A. Powers (75)

[Ms. Powers is Chairperson of the Board of Trustees of the North Carolina Capital Management Trust. Prior to Ms. Powers' retirement in April 1990, she served as Secretary of the North Carolina Department of Revenue (1985-1990). Prior to 1985, she was Senior Vice President of North Carolina National Bank (now Bank of America). She served as a member of the North Carolina Banking Commission (1981-1985). In April 1995, Ms. Powers was reappointed and continues to serve as a member of the North Carolina Banking Commission. Ms. Powers is a Trustee of Warren Wilson College (1992), a Trustee of the Community Foundation of North Carolina (1997), a Trustee of Memorial Mission Medical Foundation (1993), and a former director of Memorial Mission Medical Center (1991-1999), where the Women's Health Center has been designated the Helen Powers Women's Health Center. Ms. Powers currently serves on a North Carolina Tax Policy Study Commission (1999).]

		1991
*J. Calvin Rivers Jr. (55)

Mr. Rivers is President of Capital Management of the Carolinas, LLC (2000) and an independent contractor working for Fidelity Investments Institutional Services Company, Inc. (2000). Mr. Rivers is also a Vice President of Cash Portfolio and Term Portfolio and a director of Bojangle's Inc. (1998) a fast-food restaurant chain operating primarily in the Southeastern United States. Previously, Mr. Rivers was a Director and Executive Vice President of Sterling Capital Management, Inc. (1981-2000) and Director and President of Sterling Capital Distributors, Inc. (1982-2000).

		2001***

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Nominated to serve as Trustee effective upon shareholder election on January 24, 2001.

The Trustees and officers of the funds are not eligible investors in the funds. As of October 31, 2000, therefore, the Trustees and officers of the funds did not own any of the outstanding shares of the funds.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of two interested and three non-interested Trustees, met four times during the twelve months ended June 30, 2000. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or FDC and normally meets twice a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Ms. Powers (Chairperson), Mr. Foust and Dr. Martin are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function, and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role with respect to the trust's investment compliance procedures and code of ethics. During the twelve months ended June 30, 2000, the committee held three meetings.

The trust does not have a nominating or compensation committee; such matters are considered by the full Board of Trustees, including the Trustees who are not interested persons of the trust, FMR, or FDC (the non-interested Trustees), or, when applicable, by only the non-interested Trustees. The Board of Trustees will consider nominees for Trustees recommended by shareholders. Recommendations should be submitted to the non-interested Trustees in care of the Secretary of the trust.

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended June 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees	Aggregate Compensation from Cash PortfolioA	Aggregate Compensation from Term PortfolioB	Total Compensation from the Fund ComplexC
William L. Byrnes+, #	$_____	$_____	$_____
John David Foust	$_____	$_____	$_____
Fred L. Henning, Jr.+	$_____	$_____	$_____
James Grubbs Martin++	$_____	$_____	$_____
Helen A. Powers	$_____	$_____	$_____
Bertram H. Witham+++	$_____	$_____	$_____

+ Messrs. Byrnes and Henning, who are interested persons of the trust, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex (that is, the group of funds for which FMR or any of its affiliates serves as investment adviser) for their services as Trustees. Messrs. Byrnes and Henning are compensated by FMR.

++ Dr. Martin was appointed to the Board of Trustees, effective February 1, 2000.

+++ Mr. Witham served as a member of the Board of Trustees through April 27, 2000.

# Mr. Byrnes will retire as a member of the Board of Trustees at the end of 2000.

A Includes compensation paid to the Trustees by Cash Portfolio. For the fiscal year ended June 30, 2000, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued deferred compensation as follows: Helen A. Powers, $_____; and Bertram H. Witham, $_____. The Trustees do not receive any pension or retirement benefits from the fund as compensation for their services as Trustees of the trust.

B Includes compensation paid to the Trustees by Term Portfolio. For the fiscal year ended June 30, 2000, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued deferred compensation as follows: Helen A. Powers, $_____; and Bertram H. Witham, $_____. The Trustees do not receive any pension or retirement benefits from the fund as compensation for their services as Trustees of the trust.

C Information is for the calendar year ended December 31, 1999 for 236 funds in the Fund Complex. Prior to his retirement from the Board of Trustees, Mr. Witham was a Director or Trustee of three investment companies in the Fund Complex, including the North Carolina Capital Management Trust. Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996 by the other open-end registered investment companies in the Fund Complex (other Open-End Funds), Mr. Witham may receive payments from the other Open-End Funds during his lifetime based on his basic trustee fees and length of service. The obligation of the other Open-End Funds to make such payments is neither secured nor funded. Mr. Witham became eligible to participate in the program at the end of the calendar year in which he reached age 72. During the fiscal year ended June 30, 2000, he received $_____ in payments under that retirement program.

The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Interest is accrued on amounts deferred under the Plan. A fund's obligation to make payments of amounts accrued under the Plan is a general unsecured obligation of the fund payable solely from the fund's general assets and property. Deferral of non-interested Trustees' fees in accordance with the Plan will not obligate any fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to any non-interested Trustee. The Plan is administered under the direction of, and may be interpreted, amended or supplemented by, the non-interested Trustees acting by majority vote (excluding any non-interested Trustee whose benefit is the subject of such vote).

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
INDEPENDENT ACCOUNTANTS OF THE FUNDS.

By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires ratification by shareholders. In addition, as required by the 1940 Act, the vote of the non-interested Trustees is subject to the right of each fund, by vote of a majority of its outstanding shares at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in the fund inconsistent with the independence standards pertaining to accountants.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH FUND.

The Board of Trustees, including the non-interested Trustees, has approved, and recommends that shareholders of each fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). Each Amended Contract reflects changes to the management fee schedule in the present Management Contract (Present Contract), including fewer breakpoints at different levels of a fund's average net assets and lower management fee rates at each breakpoint. The Amended Contracts will provide for a management fee for each fund that is lower than the management fee payable under the Present Contracts, although FMR has already voluntarily implemented these changes to the management fee schedules. No other substantive changes to the Present Contracts are proposed at this time. (For additional information about FMR, please refer to the "Activities and Management of FMR" section beginning on page 25.)

Proposed Amendments to the Present Management Contracts. Copies of the Amended Contracts, marked to indicate the proposed changes, are supplied as Exhibit I on page 30 and Exhibit II on page 36. Except for the changes discussed above, the Amended Contracts are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, please refer to the "Present Management Contracts" section beginning on page 26.) If approved by shareholders, each Amended Contract will take effect on February 1, 2001 (or, if approved later, the first day of the first month following approval) and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the non-interested Trustees and (ii) the vote of either a majority of the Board of Trustees or by the vote of a majority of the outstanding shares of the fund. The shareholders of each fund will vote separately on this Proposal. If an Amended Contract is not approved with respect to a fund, that fund's Present Contract will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

Under the Present Contracts, each fund pays FMR an all-inclusive, monthly management fee that is calculated based on the average daily net assets of the fund. The Amended Contracts reflect changes to the management fee schedule that include fewer breakpoints at different levels of a fund's average net assets and lower management fee rates at each breakpoint. Related changes to each fund's Distribution and Service Plan have also been approved by the Board, including the non-interested Trustees, and are submitted for shareholder approval. (See proposal 4.)

Modifications to Management Fee Schedule. The management fee rate for each fund is calculated according to a graduated schedule that reflects different rates at certain levels of average net assets in the fund (breakpoints). As a fund's net assets reach certain higher levels, the marginal management fee rate declines under both the Present Contracts and the Amended Contracts. The Amended Contracts reflect breakpoints at levels of average net assets in the funds that are different from those reflected in the Present Contracts and provide for lower fees at each new breakpoint as illustrated in the following table.

On January 1, 1998, FMR voluntarily implemented a management fee schedule that resulted in management fees lower than those that result from the management fee schedule in each fund's Present Contract, and on June 1, 2000, FMR voluntarily implemented the management fee schedule that is reflected in the Amended Contracts.

COMPARISON OF MANAGEMENT FEE SCHEDULES
PRESENT CONTRACT*		AMENDED CONTRACT
Average Net Assets (In Millions)	Management Fee Rate	Average Net Assets (In Millions)	Management Fee Rate
$0 - 400	0.365%	$0 - 1,000	0.275%
$400 - 800	0.360%	$1,000 - 2,000	0.245%
$800 - 1,200	0.355%	over $2,000	0.215%
$1,200 - 1,600	0.350%
$1,600 - 2,000	0.340%
over $2,000	0.330%

* Does not reflect voluntary implementation of lower management fee rates by FMR on January 1, 1998 and June 1, 2000.

Comparison of Management Fees. For the month ended October 31, 2000, average daily net assets of Cash Portfolio and Term Portfolio were approximately $___ billion and $___ million, respectively. Cash Portfolio's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been __%, compared to __% under the Present Contract. Term Portfolio's management fee rate under the Amended Contract, for the month ended October 31, 2000, would have been __%, compared to __% under the Present Contract.

The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended June 30, 2000 to the management fee each fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference

Cash Portfolio	$	$	%
Term Portfolio	$	$	%

* Does not reflect voluntary implementation of lower management fee rates by FMR on January 1, 1998 and June 1, 2000.

The following chart compares each fund's management fee as calculated under the terms of the Present Contract for the twelve month period ended October 31, 2000 to the management fee each fund would have incurred if the Amended Contract had been in effect, and shows the difference between the two as a percentage of the management fee paid under the Present Contract.

	Present Contract Management Fee*	Amended Contract Management Fee	Percentage Difference

Cash Portfolio	$	$	%
Term Portfolio	$	$	%

* Does not reflect voluntary implementation of lower management fee rates by FMR on January 1, 1998 and June 1, 2000.

Matters Considered by the Board

The Board of Trustees meets four times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

FMR proposed to the Board of Trustees at their July 18, 1997 meeting, and the Board of Trustees considered and approved, changes to the management fee schedule for each fund that reflected fewer breakpoints at different levels of a fund's average net assets and lower management fee rates at each breakpoint. These changes resulted in lower management fees for each fund, which were voluntarily implemented by FMR effective January 1, 1998. FMR informed the Board of Trustees at their April 27, 2000 meeting that, effective June 1, 2000, FMR would implement a further reduction in the management fee rates at the breakpoints approved at the July 18, 1997 Board meeting. The management fee schedule that FMR voluntarily implemented effective June 1, 2000 is reflected in the Amended Contracts. At their November 15, 2000 meeting, the Board of Trustees, including all of the non-interested Trustees, considered and approved the Amended Contracts and the proposal to present the Amended Contracts to shareholders of each fund. The Board of Trustees received materials relating to the Amended Contracts in advance of the meeting at which the Amended Contracts were considered, and had the opportunity to ask questions and request further information in connection with such consideration.

Information Received by the Non-Interested Trustees. In connection with their meetings, the Trustees received materials specifically relating to consideration of the proposed changes to the management fee schedule and to related proposed changes to each fund's Distribution and Service Plan. These materials included (i) information on the investment performance of each fund, a peer group of funds, and an appropriate index or combination of indices, (ii) detailed analyses of how each fund's expense ratio and management fee compared with such other funds, (iii) sales and redemption data with respect to each fund, (iv) information regarding the performance of other investments permitted under North Carolina state law, and (v) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees and the non-interested Trustees also consider periodically other material facts such as (1) arrangements with respect to the distribution of each fund's shares, (2) the procedures employed to determine the value of each fund's assets, (3) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (4) FMR's management of the relationships with each fund's custodian and subcustodians, if any, (5) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (6) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

The non-interested Trustees had the opportunity to ask questions and request further information in connection with such consideration.

In considering the Amended Contracts, the Board of Trustees and the non-interested Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the non-interested Trustees in connection with their approval of the Amended Contracts include the following:

Investment Compliance and Performance. The Board of Trustees and the non-interested Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds and the performance of an appropriate index or combination of indices.

FMR's Personnel and Methods. The Board of Trustees and the non-interested Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of FMR and FIMM responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education, and experience of FMR's and FIMM's investment staff, their use of technology, and their approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Nature and Quality of Other Services. The Board of Trustees and the non-interested Trustees considered the nature, quality, cost, and extent of administrative and shareholder services performed by FMR, FIMM, and their affiliated companies, both under the Present Contracts and the Amended Contracts and under separate agreements covering transfer agency functions and pricing and bookkeeping services. The Board of Trustees and the non-interested Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians, if any.

Expenses. The Board of Trustees and the non-interested Trustees considered each fund's expense ratios and expense ratios of a peer group of funds.

Profitability. The Board of Trustees and the non-interested Trustees considered the level of FMR's profits with respect to the management of the funds. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the non-interested Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund.

Other Benefits to FMR. The Board of Trustees and the non-interested Trustees also considered the character and amount of fees paid by each fund for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. They also considered the allocation of fund brokerage, if any, to brokers affiliated with FMR and the receipt of payments under the funds' Distribution and Service Plans.

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed changes to the management fee schedule, to reflect new fee breakpoints and reduced management fee rates, which have already been voluntarily implemented by FMR, are in the best interests of each fund's shareholders. The Board of Trustees, including the non-interested Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract.

Approval of the Amended Contract for each fund is contingent upon shareholder approval of Proposal 4 to approve an amended Distribution and Service Plan for the fund.

4. TO APPROVE AN AMENDED DISTRIBUTION AND SERVICE PLAN FOR EACH FUND.

The Board of Trustees, including the non-interested Trustees, has approved, and recommends that shareholders of each fund approve an amended Distribution and Service Plan (the Amended Plan).

Rule 12b-1 (the Rule) promulgated by the SEC under the 1940 Act provides that an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution.'' Pursuant to each fund's present Distribution and Service Plan (the Present Plan), FMR pays FDC a monthly distribution and service fee from fees collected pursuant to its Management Contract with each fund. Prior to November 16, 2000, pursuant to each fund's Present Plan and a Distribution and Service Agent Agreement between FDC and Sterling Capital Distributors, Inc. (Sterling), FDC paid Sterling, as distribution and service agent, the full amount of the distribution and service fees it received from FMR. As of November 15, 2000, FDC no longer acts through Sterling to distribute the funds' shares or provides support services to the funds' shareholders. Mr. Rivers is currently an independent contractor working for Fidelity Investments Institutional Services Company, Inc., an affiliate of FDC and FMR. FDC is currently exploring the option to retain Capital Management of the Carolinas, LLC, in which Mr. Rivers currently has a controlling interest, to act as the trust's local distributor in North Carolina.

The Amended Plans reflect changes to the distribution and service fee schedule to reduce the amount that FMR pays to FDC at all asset levels. The Amended Plans also eliminate references to Sterling, as Sterling is no longer providing distribution and shareholder support services for the funds, and provide the flexibility to enter into future distribution and service agent arrangements without the need for further changes to the Amended Plans. No other substantive changes to the Present Plans are proposed at this time.

The Present Plans for Cash Portfolio and Term Portfolio were originally approved by shareholders at their June 28, 1983 and September 16, 1987 meetings, respectively. Each Present Plan was last amended by shareholders on January 22, 1996. FMR proposed to the Board of Trustees at their July 18, 1997 meeting, and the Board of Trustees, including the non-interested Trustees, approved amendments to each fund's Distribution and Service Plan that changed the distribution and service fee schedule to provide for fewer breakpoints and reduce the distribution and service fee rates at each of these breakpoints. These changes resulted in lower distribution and service fees, which were voluntarily implemented by FMR and FDC effective January 1, 1998. FMR informed the Board of Trustees at their April 27, 2000 meeting that, effective June 1, 2000, FMR would pay FDC distribution and service fees pursuant to a distribution and service fee schedule that reduced the distribution and service fee rates at each of the breakpoints approved at the July 18, 1997 Board meeting and reflected in the Present Plan. The distribution and service fee schedule that FMR and FDC voluntarily implemented effective June 1, 2000 is reflected in the Amended Plans. At their November 15, 2000 meeting, the Board of Trustees, including all of the non-interested Trustees, considered and approved the Amended Plans and the proposal to present the Amended Plans to shareholders of each fund.

Under the Present Plans, FDC provides facilities, personnel and a program with respect to the marketing and promotional activities of each fund. Specifically, FDC shall be responsible for (i) formulates and implements marketing and promotional activities, including but not limited to direct mail promotions, regional orientation meetings and financial management seminars; (ii) prepares and contracts for printing of a periodic newsletter and the mailing and distribution thereof, such newsletter to be distributed to potential and participating local units and to provide information regarding each fund and items of technical and general interest to local treasurers and/or other financial officials; (iii) provides office space and equipment, telephone facilities and dedicated personnel as necessary to provide the services hereunder; (iv) arranges and contracts for the preparation and printing of sales literature and seminar materials and the mailing and distribution thereof; (v) bears the expenses of printing (not including typesetting) and distributing Prospectuses and Statements of Additional Information to other than existing shareholders; (vi) obtains, evaluates and provides to each fund such information, analyses and opinions with respect to marketing and promotional activities as each fund may, from time to time, reasonably request; and (vii) organizes and maintains a Trust advisory board comprised of local government financial officials. In addition, FDC may facilitate and coordinate a program whereby certain shareholder servicing functions are provided in North Carolina.

For the fiscal year ended June 30, 2000, FMR paid Sterling, through FDC, distribution and service fees as follows:

	Distribution and Service Fees Paid to Sterling* through FDC**	As a % of Fund's Net Assets**
Cash Portfolio	$________	0.___%
Term Portfolio	$________	0.___%

* Effective November 15, 2000, FDC no longer distributes the funds' shares or provides shareholder services through Sterling.

** Reflect voluntary implementation of lower distribution and service fee rates on June 1, 2000.

Modification of Distribution and Service Fee Schedule. Copies of the Amended Plans, marked to indicate the proposed changes, are supplied as Exhibit III on page 41 and Exhibit IV on page 51. Except for the changes discussed above, they are substantially identical to the Present Plans. Related changes to each fund's Management Contract have also been approved by the Board of Trustees, including the non-interested Trustees, and are submitted for shareholder approval. (See Proposal 3.) The proposed changes to the distribution and service fee schedule would reduce the distribution and service fee rates at all asset levels, as illustrated in the table below.

Comparison of Distribution and Service Fee Schedules
Present Plan*		Amended Plan
Average Net Assets (In Billions)	Distribution and Service Fee Rate	Average Net Assets (In Billions)	Distribution and Service Fee Rate
$0 -1	0.150%	$0 -1	0.080%
$1 -2	0.150%	$1 -2	0.080%
over $2	0.140%	over $2	0.070%

* Does not reflect voluntary implementation of lower distribution and service fee rates by FMR and FDC on June 1, 2000.

Approval of this proposal will not increase the total expenses of either fund because FMR pays FDC from fees collected pursuant to FMR's Management Contract with each fund and the distribution and service fee rates are lower at each breakpoint. (For additional information about each fund's management contract with FMR, please refer to the "Present Management Contracts" section beginning on page 26.)

If approved by shareholders, each Amended Plan will take effect on February 1, 2001 (or, if approved later, the first day of the first month following approval) and will remain in effect through July 31, 2001 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the non-interested Trustees and (ii) the vote of either a majority of the Board of Trustees or the vote of a majority of the outstanding shares of the fund. The shareholders of each fund will vote separately on this Proposal. If an Amended Plan is not approved with respect to a fund, that fund's Present Plan will continue in effect through July 31, 2001, and thereafter only as long as its continuance is approved at least annually as above.

Comparison of Distribution and Service Fees. The following chart compares distribution and service fees as calculated under the terms of each fund's Present Plan for the fiscal year ended June 30, 2000 to the distribution and service fees that would have been incurred if the Amended Plan had been in effect during that period:

Comparison of Distribution and Service Fees Fiscal Year Ended 6/30/00
	Present Plan		Amended Plan
	Distribution and Service Fees*	As % of Fund's Average Net Assets	Distribution and Service Fees	As % of Fund's Average Net Assets
Cash Portfolio	$______	___%	$_______	____%
Term Portfolio	$______	___%	$_______	____%

* Does not reflect voluntary implementation of lower distribution and service fee rates by FMR and FDC on June 1, 2000.

The following chart compares distribution and service fees as calculated under the terms of each fund's Present Plan for the twelve month period ended October 31, 2000 to the distribution and service fees that would have been incurred if the Amended Plan had been in effect during that period:

Comparison of Distribution and Service Fees Twelve Month Period Ended 11/31/00
	Present Plan		Amended Plan
	Distribution and Service Fees*	As % of Fund's Average Net Assets	Distribution and Service Fees	As % of Fund's Average Net Assets
Cash Portfolio	$______	___%	$_______	____%
Term Portfolio	$______	___%	$_______	____%

* Does not reflect voluntary implementation of lower distribution and service fee rates by FMR and FDC on June 1, 2000.

Matters Considered by the Board

Factors considered by the Board of Trustees, in connection with its approval of the Amended Plans are summarized in the following paragraphs.

Circumstances Making Plans Necessary. The Board of Trustees considered the nature and cause of the circumstances which make continuance of the Plans necessary or appropriate. The Board of Trustees recognized that shares of each fund must be sold to local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC Boards, community colleges or public hospitals. This distribution function involves a substantial educational process against a historical tradition of depositing these monies in local banks. In addition, the Board of Trustees noted that 20 North Carolina Administrative Code § 3.0703(h) requires the funds to maintain at least one office in the state for the convenience of their shareholders. Accordingly, the Board of Trustees believes circumstances necessitate a local presence, for both the selling and ongoing servicing activities of each fund.

The Ways in Which the Plans Address Such Circumstances. The Board of Trustees considered the ways in which the Plans would address the circumstances described above, including the nature and approximate amount of expenditures, the relationship of such expenditures to the overall cost structure of the funds; the nature of the anticipated benefits, and the time it would take for those benefits to be achieved. The Board of Trustees concluded that FDC provides the promotional effort, educational and training activities, communications, and servicing that the Board of Trustees continues to believe are necessary to successfully market the funds in North Carolina. The Board of Trustees believes that the proposed Amended Plans would benefit each fund and its shareholders.

The Merits of Possible Alternative Plans. The Board of Trustees considered the merits of other distribution plans and continues to believe that an asset-based fee is an appropriate method of compensation because it places the risk of success for distribution on FDC, obligating the funds to make payments only after the results are demonstrated (i.e., assets are in the funds). Because of the market in which the shares are distributed, it is not feasible to assess a front-end or back-end sales charge to pay for selling expenses.

Relationship Between the Plans and the Activities of Other Persons Financing Distribution of the Funds' Shares. The Board of Trustees has considered the relationship between the Plans and the activities of any other person who finances distribution of the funds' shares, including whether any payments made by the funds to other persons are made in such a manner as to constitute the indirect financing of distribution by the funds. The Board of Trustees noted that FMR, through its Management Contracts, was the only party receiving payments from the funds. The Board of Trustees believes the amounts FMR retains after payment of distribution and service fees to FDC are fair and reasonable compensation for FMR's advisory and management responsibilities and, other than pursuant to the Plans, do not involve the indirect financing of distribution expenses. The Board of Trustees noted that approval of Proposals 3 and 4 would reduce the amounts retained by FMR under its Management Contract with each fund.

Benefits of the Plans to Other Persons. The Board of Trustees has considered the possible benefits of the Plans to other persons relative to those expected to inure to the funds. The Board of Trustees acknowledged that as the assets of each fund increase, FMR and FDC will benefit, because FMR's and FDC's compensation is based upon fund asset levels, although the rate of compensation received by those entities decreases as fund assets increase above specified breakpoints. The Board of Trustees believes that the fees payable to FMR and FDC are fair and reasonable with respect to the investment advisory and distribution services that FMR and FDC, respectively, provide to the funds.

Effect of the Plans on Existing Shareholders and Whether the Anticipated Benefits of the Plans Have Been Achieved. The Board of Trustees considered the effect of the Plans on each fund's existing shareholders. The Board of Trustees recognized that FDC serves existing shareholders by its provision of facilities, personnel and shareholder services; marketing and promotional activities; periodic newsletter; and advisory board organization and participation. The Board of Trustees also considered whether the anticipated benefits of the Present Plans had materialized. The Board of Trustees acknowledged that they had, taking into account current and historical asset levels and the quality of the distribution and shareholder services to the funds.

Assistance from Independent Counsel or Other Experts. The Board of Trustees took into consideration the advice it received from independent counsel (that is, who are not counsel to FMR or FDC) with respect to the approval of the Amended Plans.]

Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that adoption of the Amended Plan was in the best interests of each fund's shareholders. The Board of Trustees, including the non-interested Trustees, voted to approve the submission of the Amended Plan to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Plan.

Approval of the Amended Plan for each fund is contingent upon shareholder approval of Proposal 3 to approve an amended Management Contract for the fund.

5. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING RESTRICTED AND ILLIQUID SECURITIES FOR EACH FUND.

The Board of Trustees has approved, and recommends that shareholders of each fund approve, eliminating the fundamental investment limitation concerning restricted and illiquid securities for the fund.

Cash Portfolio's current fundamental investment limitation concerning restricted and illiquid securities is as follows:

"The fund may not knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market quotation or engage in a "qualified repurchase agreement" maturing in more than seven days with respect to any security, if, as a result, more than 10% of the fund's total assets (taken at current value) would be invested in such securities (investments in instruments of smaller banks which are not readily marketable will be considered to be within this 10% limitation)."

Term Portfolio's current fundamental investment limitation concerning restricted and illiquid securities is as follows:

"The fund may not knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase agreements which mature in more than seven days if, as a result, more than 10% of the value of its net assets would be invested in all such securities."

Because the foregoing investment limitations are fundamental, they cannot be changed or eliminated without shareholder approval.

Discussion of Proposal. Under the 1940 Act, mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. An illiquid security is a security that cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price. Accordingly, under current policy of the SEC staff, mutual funds (other than money market funds) must limit their holdings of illiquid securities to 15% of net assets. Money market funds must limit their holdings of illiquid securities to 10% of net assets.

As a result of changes in the securities markets over the past ten years, the SEC has changed its policy regarding the percentage of a non-money market fund's assets that may be invested in illiquid securities and has expanded its position regarding the types of securities that may be considered liquid. Each fund's fundamental investment limitation concerning restricted and illiquid securities reflects liquidity requirements under past SEC positions. At the time each fund's fundamental restricted and illiquid securities limitation was adopted, a security that was subject to certain legal or contractual restrictions on resale was considered illiquid. Today, such a security may be considered liquid.

For example, commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 (Section 4(2) commercial paper) is issued without registration under the Securities Act of 1933 and cannot be resold freely to retail investors. However, like other types of commercial paper, Section 4(2) commercial paper is liquid and trades freely in the institutional marketplace. The SEC staff has stated that Section 4(2) commercial paper may be determined to be liquid. Accordingly, because the resale limitation has no effect on the funds' ability to trade Section 4(2) commercial paper and in light of the SEC staff's view, FMR, pursuant to policies and procedures approved by the Board of Trustees, has determined that certain Section 4(2) commercial paper is liquid.

Eliminating each fund's fundamental restricted and illiquid securities limitation would provide the funds with increased flexibility to respond to future changes in SEC staff positions or other regulatory developments regarding illiquid securities.

If shareholders of each fund approve this proposal to eliminate the fund's fundamental investment limitation concerning restricted and illiquid securities, the Trustees intend to adopt the following non-fundamental investment limitation on behalf of the fund:

"The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued."

The proposed non-fundamental investment limitation does not specify the factors that will be considered in applying the 10% limitation, but instead provides a general definition of illiquid securities. In determining the liquidity of each fund's investments, FMR, subject to policies and procedures approved by the Board of Trustees, may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Pursuant to the current policies and procedures approved by the Board of Trustees, FMR will treat repurchase agreements maturing in more than seven days as illiquid securities.

The non-fundamental investment limitation will limit investments in illiquid securities to no more than 10% of the fund's net assets. While each Portfolio will retain a 10% limit on investments in illiquid securities, the proposed non-fundamental limitation would impose a 10% limit based on net assets. The 10% net assets limit reflects a change from the current 10% total assets limit for Cash Portfolio although Cash Portfolio currently limits its investments in illiquid securities to 10% of its net assets.

Fundamental investment limitations can be changed or eliminated only with shareholder approval, while non-fundamental investment limitations can be changed or eliminated without shareholder approval. Changes in non-fundamental investment limitations, however, are still subject to the supervision of the Board of Trustees. Therefore, any future changes to the funds' proposed non-fundamental investment limitation concerning illiquid securities, while not requiring shareholder approval, would require approval by the Board of Trustees.

Eliminating each fund's fundamental investment limitation concerning restricted and illiquid securities and adopting the non-fundamental limitation discussed above would enable the fund to respond more quickly to legal, regulatory, and market developments relating to illiquid securities, subject to policies and procedures approved by the Board of Trustees.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment limitation concerning illiquid securities and adopting a non-fundamental investment limitation concerning illiquid securities is in the best interest of shareholders of each fund. The Trustees recommend that shareholders vote FOR the elimination of the fundamental investment limitation. If approved by shareholders, the changes will become effective when registration statement disclosure is revised to reflect them. With respect to each fund, if the proposal is not approved by shareholders, the fund's current fundamental investment limitation will not change.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Cash Portfolio and Term Portfolio and advised by FMR is contained in the Tables of Average Net Assets and Expense Ratios in Exhibits V and VI beginning on pages 61 and 63, respectively.

FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

[The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109. William L. Byrnes (who will retire from the trust's Board of Trustees at the end of 2000) and Fred L. Henning, Jr. are currently Trustees of the trust and [officers/employees of FMR/FMR Corp]. Mr. Pozen, Mr. Byrnes (who will serve as President of the trust until the end of 2000), Dwight D. Churchill, Boyce I. Greer, Robert K. Duby, Eric D. Roiter, Robert A. Dwight, Maria F. Dwyer, John H. Costello, Thomas J. Simpson, and David H. Potel are currently officers of the trust and officers or employees of FMR or FMR Corp. J. Calvin Rivers, Jr. is currently an officer of the trust and is an independent contractor for Fidelity Investments Institutional Services Company, Inc., providing distribution and shareholder services to the trust and its shareholders. With the exception of Messrs. Costello, Dwight, Simpson, Rivers and Ms. Dwyer, all of these persons hold or have options to acquire stock of FMR Corp.]

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

[During the period July 1, 1999 through October 31, 2000, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

Funds with investment objectives similar to Cash Portfolio and Term Portfolio for which FMR has entered into a sub-advisory agreement with FIMM, and the net assets of each of these funds, are indicated in the Tables of Average Net Assets and Expense Ratios in Exhibits V and VI beginning on pages 61 and 63, respectively.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d is also President and a Trustee of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East) and a Director of FMR Co., Inc. (FMRC). In addition, Mr. Pozen is Senior Vice President of the trust and Senior Vice President and a Trustee of other funds advised by FMR; Director of FMR, FMR U.K., FMR Far East, and FMRC; a Director of Strategic Advisers, Inc.; and Vice Chairman of Fidelity Investments. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors of FIMM is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of the trust who are also employees of FMR and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

Under the terms of each fund's management contract, each fund is responsible for payment of all expenses other than those specifically payable by FMR. Expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders and all other expenses of proxy solicitations and shareholder meetings, legal expenses, fees of the custodian, auditor, and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

Each fund pays the following expenses: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR is each fund's manager pursuant to management contracts dated January 22, 1996, which were approved by shareholders of each fund on January 22, 1996. The management contracts were submitted to shareholders in connection with a proposal to amend the management fee schedule of each fund's management contract to provide for lower management fees payable by each fund.

The following table shows the amount of management fees paid by each fund to FMR for the fiscal year ended June 30, 2000, and the amount of credits reducing management fees for each fund.

	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR*
Cash Portfolio	$________	0.___%
Term Portfolio	$________	0.___%

* After reduction of fees and expenses paid by the fund to the non-interested Trustees..

During the reporting period, FMR voluntarily reduced the management fee rates on June 1, 2000.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

SUB-ADVISORY AGREEMENTS

FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas Inc.) pursuant to which FIMM : has primary responsibility for providing portfolio investment management services to each fund. Cash Portfolio's sub-advisory agreement, dated January 1, 1991, was approved by shareholders on December 12, 1990. Term Portfolio's sub-advisory agreement is dated January 1, 1999.

Under the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund, after payments by FMR pursuant to each fund's Distribution and Service Plan. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended June 30, 2000, FMR paid FIMM fees of $________ and $_________, on behalf of Cash Portfolio and Term Portfolio, respectively.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract or by FIMM pursuant to authority contained in the fund's subadvisory agreement with FIMM.

FMR and FIMM may use research services provided by and place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR and FIMM may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

For the fiscal year ended June 30, 2000, the funds paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the North Carolina Capital Management Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

SUPPPLEMENTARY SOLICITATIONS

Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $___ (Cash Portfolio) and $___ (Term Portfolio). The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $___ (Cash Portfolio) and $___ (Term Portfolio). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be borne by Fidelity Management & Research Company (FMR), the funds' investment adviser.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, by calling 1-800-222-3232 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit I

Additional language is underlined; deleted language is [bracketed].

FORM OF

MANAGEMENT CONTRACT

BETWEEN

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT made this [22nd]___ day of [January, 1996]______, by and between The North Carolina Capital Management Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Cash Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Trust who are also employees of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Portfolio. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Portfolio's existence and its records; and (vi) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle. The Adviser also shall pay the following Portfolio fees and expenses: (i) legal and audit expenses; (ii) custodian, registrar and transfer agent fees and expenses; (iii) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (iv) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (v) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (vi) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (vii) its proportionate share of association membership dues; (viii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; and (ix) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Portfolio as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Portfolio policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

(d) The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Portfolio as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee paid monthly based upon the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month. The fee shall be payable as soon as practicable after the last day of each month at an annual rate determined as set forth below. The fee rate shall be determined on a cumulative basis pursuant to the following schedule:

Annual Fee Rate
[On average daily net assets of the Portfolio through $400 million	0.365%
On average daily net assets in excess of $400 million through $800 million	0.360%
On average daily net assets in excess of $800 million through $1.2 billion	0.355%
On average daily net assets in excess of $1.2 billion through $1.6 billion	0.350%
On average daily net assets in excess of $1.6 billion through $2.0 billion	0.340%
On average daily net assets in excess of $2.0 billion	0.330%]
On average daily net assets through $1.0 billion	0.275%
On average daily net assets in excess of $1.0 billion through $2.0 billion	0.245%
On average daily net assets in excess of $2.0 billion	0.215%

provided that the fee so computed shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees of the Trust who are not "interested persons" of the Trust or the Adviser. In the case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; and (iv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1996] 200_, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.

8. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended and subject to such orders as may be granted by the Securities and Exchange Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Exhibit II

Additional language is underlined; deleted language is [bracketed].

FORM OF

MANAGEMENT CONTRACT

between

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:

TERM PORTFOLIO

and

FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT made this [22nd]___ day of [January, 1996]____ , by and between The North Carolina Capital Management Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Term Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Trust who are also employees of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Portfolio. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Portfolio's existence and its records; and (vi) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle. The Adviser also shall pay the following Portfolio fees and expenses: (i) legal and audit expenses; (ii) custodian, registrar and transfer agent fees and expenses; (iii) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (iv) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (v) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (vi) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (vii) its proportionate share of association membership dues; (viii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; and (ix) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Portfolio as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Portfolio policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

(d) The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Portfolio as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee paid monthly based upon the average daily net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust) throughout the month. The fee shall be payable as soon as practicable after the last day of each month at an annual rate determined as set forth below. The fee rate shall be determined on a cumulative basis pursuant to the following schedule:

Annual Fee Rate
[On average daily net assets of the Portfolio through $400 million	0.365%
On average daily net assets in excess of $400 million through $800 million	0.360%
On average daily net assets in excess of $800 million through $1.2 billion	0.355%
On average daily net assets in excess of $1.2 billion through $1.6 billion	0.350%
On average daily net assets in excess of $1.6 billion through $2.0 billion	0.340%
On average daily net assets in excess of $2.0 billion	0.330%]
On average daily net assets through $1.0 billion	0.275%
On average daily net assets in excess of $1.0 billion through $2.0 billion	0.245%
On average daily net assets in excess of $2.0 billion	0.215%

provided that the fee so computed shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees of the Trust who are not "interested persons" of the Trust or the Adviser. In the case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust or the Adviser; and (iv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1996] 200_, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust are separate and distinct from those of any and all other Portfolios.

8. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended and subject to such orders as may be granted by the Securities and Exchange Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

Exhibit III

Additional language is underlined; deleted language is [bracketed].

FORM OF

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:

CASH PORTFOLIO DISTRIBUTION AND SERVICE PLAN

THIS PLAN made as of the [22nd]___ day of [January, 1996]_____, by and between THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of CASH PORTFOLIO, a series of the Trust (hereinafter called the "Portfolio"), FIDELITY MANAGEMENT & RESEARCH COMPANY a Massachusetts Corporation (hereinafter called the "Adviser"), and FIDELITY DISTRIBUTORS CORPORATION, a Massachusetts corporation (hereinafter called the "Distributor");

WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Portfolio's shares of beneficial interest ("shares") in accordance with Rule 12b-1 under the Act, and desires to adopt a Distribution and Service Plan pursuant to such Rule, and the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this will benefit the Portfolio and its shareholders; and

[WHEREAS, the Trust desires to increase the level of shareholder services provided within the State of North Carolina, and the Board of Trustees has determined that there is a reasonable likelihood that such in-state service will benefit the Portfolio and its shareholders; and]

WHEREAS, the Trust desires to retain the Distributor (hereinafter the term "Distributor" is used to mean the Distributor and/or its affiliates) to provide[, or secure the provision of through an agent(s),] facilities and personnel and to render services with respect to the Portfolio in accordance with such Distribution and Service Plan in the manner and on the terms and conditions hereinafter set forth [; and] :

[WHEREAS, the Trust understands that the Distributor has retained the services of Sterling Capital Distributors, Inc. ("Sterling"), a corporation organized and existing under the laws of the State of North Carolina, as its agent to perform or provide various of the facilities, personnel and services described herein:]

NOW, THEREFORE, the Trust hereby adopts a Distribution and Service Plan on behalf of the Portfolio in accordance with Rule 12b-1 under the Act, and the parties hereto agree to the following terms and conditions of the Plan:

1. Subject to the supervision of the Board of Trustees, the Trust hereby retains the Distributor to provide facilities, personnel and a program with respect to the marketing and promotional activities of the Portfolio (the "Distribution Services"). Without limiting the generality of the foregoing, the Distributor shall be responsible for[, and shall accomplish itself, through its affiliates, or through its agent, Sterling,] the following: (i) formulate and implement marketing and promotional activities, including but not limited to direct mail promotions, regional orientation meetings and financial management seminars; (ii) prepare and contract for printing of a periodic newsletter and the mailing and distribution thereof, such newsletter to be distributed to potential and participating local units and to provide information regarding the Portfolio and items of technical and general interest to local treasurers and/or other financial officials; (iii) provide office space and equipment, telephone facilities and dedicated personnel as necessary to provide the services hereunder; (iv) arrange and contract for the preparation and printing of sales literature and seminar materials and the mailing and distribution thereof; (v) bear the expenses of printing (not including typesetting) and distributing Prospectuses and Statements of Additional Information to other than existing shareholders; (vi) obtain, evaluate and provide to the Portfolio such information, analyses and opinions with respect to marketing and promotional activities as the Portfolio may, from time to time, reasonably request; and (vii) organize and maintain a Trust advisory board comprised of local government financial officials. Such board shall meet at least semi-annually with a primary purpose of providing a representative review of Trust[,] or Distributor [or Sterling] service initiatives, as well as providing an informal communication device between shareholders and the Trust. The Board shall not be responsible for providing any advice with respect to investment matters.

2. Subject to the supervision of the Board of Trustees, the Distributor [shall] may also facilitate and coordinate a program whereby certain shareholder servicing functions (the "Shareholder Services") are provided by the Distributor[, its affiliates, or its agent, Sterling,] within the boundaries of the State of North Carolina. Such program [shall] may be undertaken in conjunction with the Trust's transfer agent, and shall be subject to such controls, provisions and procedures as shall be satisfactory to Distributors and said transfer agent. To the extent deemed practicable by the Distributor, such program shall provide for the following functions and services to be performed, in whole or in part, in North Carolina: (i) establishment, maintenance and close-out of shareholder accounts; (ii) shareholder inquiry, communication and problem resolution services; (iii) completion of shareholder audit confirmations; (iv) receipt of orders for transactions in shares of the Portfolio, and timely conveyance of such orders to the Trust or its transfer agent; and (v) such concomitant duties as are deemed appropriate by the Distributor.

3. The Distributor[, its affiliates or its agent(s)] shall directly bear all costs of rendering the services to be performed under this Plan, including but not limited to the compensation of personnel necessary to provide such services, and all other costs for travel, office space, facilities, equipment, printing, telephone service, heat, light, power and other utilities.

4. The Portfolio shall, from time to time, furnish or otherwise make available to the Distributor such financial reports, proxy statements and other information relating to the business and affairs of the Portfolio as the Distributor may reasonably require in order to discharge its duties and obligations hereunder.

5. The Adviser agrees to pay the Distributor as soon as practicable after the end of each month and the Distributor agrees to accept, as full compensation for all services and facilities to be provided hereunder, a fee based on the monthly average of the net assets of the Portfolio determined as of the close of business on each business day throughout the month. The fee shall be payable by the Adviser from the Management Fee paid to the Adviser by the Portfolio pursuant to the Management Contract dated [January 22, 1996] ______ between the Adviser and the Portfolio. The fee due the Distributor shall be payable at an annual rate determined on a cumulative basis pursuant to the following schedule:

The Annual Fee Rate Is
[On the first $400 million of average daily net assets	0.160%
On average daily net assets in excess of $400 million through $800 million	0.160%
On average daily net assets in excess of $800 million through $1.2 billion	0.160%
On average daily net assets in excess of $1.2 billion through $1.6 billion	0.160%
On average daily net assets in excess of $1.6 billion through $2.0 billion	0.155%
On average daily net assets in excess of $2.0 billion	0.150%]
On average daily net assets through $1.0 billion	0.080%
On average daily net assets in excess of $1.0 billion through $2.0 billion	0.080%
On average daily net assets in excess of $2.0 billion	0.070%

[All parties to this Plan understand that the agreement between the Distributor and its agent, Sterling, will provide for a full pass-through to Sterling of the fees payable hereunder, such payments by the Distributor to Sterling to be made in consideration of Sterling's responsibilities under its agreement with the Distributor. The Distributor, in consultation with Sterling, reserves the right to reduce or waive the distribution fee from time to time.]

If this Plan becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month the Plan is in effect shall be prorated based on the number of business days during such month that this Plan was in effect.

6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or relieve or deprive the Board of Trustees of the Trust of the responsibility for and control of the conduct of the affairs of the Portfolio.

7. This Plan shall become effective upon approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio," and upon approval by a vote of the Trustees of the Trust, and of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. For the purposes of this Plan, the terms "interested persons" and "majority of the outstanding voting securities of the Portfolio" are used as defined in the Act.

8. This Plan shall remain in effect until July 31, [1996] 200_, and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of the Trustees of the Trust and of the Trustees who are not interested persons of the Trust, and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. If such annual approval is not obtained, the Plan shall expire 12 months after the date of the last approval. This Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a majority of the outstanding shares of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio.

10. Nothing herein contained shall limit the freedom of the Distributor or any "affiliated person," as defined in the Act, to render investment supervisory and corporate administrative services to other investment companies, to act as distributor, adviser or investment counselor to other persons, firms or corporations and to engage in other business activities.

11. Notwithstanding anything herein contained, the Distributor may act pursuant to this Plan, in its discretion, through one or more agents, and may use all or a portion of the fee payable under this Plan to compensate said agent(s) for its services.

1[1]2. Neither the Distributor nor any of its employees or agents are authorized to make any representations with respect to the sale of shares except those contained in the then current Prospectus and Statement of Additional Information of the Portfolio.

1[2]3. The provisions of this Paragraph 1[2]3 shall be applicable only with respect to the provision of Distribution Services. The provision of Shareholder Services shall not be affected by this Paragraph 1[2]3, but shall be governed by the provisions of Paragraph 1[3]4, below. The Portfolio will indemnify and hold the Distributor harmless from judgments against the Distributor resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. The Portfolio shall similarly indemnify and hold harmless any agent of the Distributor with respect to such judgments against the agent resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. No provision of this Paragraph 1[2]3 shall be deemed to protect the Distributor or an agent against any liability to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its Distribution Services duties or the reckless disregard of its Distribution Services obligations under this Plan. No provision hereof shall be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligation.

1[3]4. The provisions of this Paragraph 1[3]4 shall be applicable only with respect to the provision of Shareholder Services. The provision of Distribution Services shall not be affected by this Paragraph 1[3]4, but shall be governed by the provisions of Paragraph 1[2]3, above.

A. The Trust shall indemnify and hold the Distributor harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Distributor and/or the Trust as a party and is not based on and does not result from the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Distributor's performance hereunder; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Trust, or from the Distributor's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Distributor's acting in reliance upon advice reasonably believed by the Distributor to have been given by counsel for the Trust.

B. The Distributor shall indemnify and hold the Trust harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person other than the Distributor, which names the Trust and/or the Distributor as a party and is based upon and arises out of acts, errors or omissions of the Distributor constituting negligence, lack of good faith or willful misconduct in the performance of the Distributor's Shareholder Service duties under this Agreement.

1[4]5. In the event that either party requests the other to indemnify or hold it harmless hereunder, the party requesting indemnification (the "Indemnified Party") shall inform the other party (the "Indemnifying Party") of the relevant facts known to Indemnified Party concerning the matter in question. The Indemnified Party shall use reasonable care to identify and promptly to notify the Indemnifying Party concerning any matter which presents, or appears likely to present, a claim for indemnification. The Indemnifying Party shall have the election of defending the Indemnified Party against any claim which may be the subject of indemnification or of holding the Indemnified Party harmless hereunder. In the event the Indemnifying Party so elects, it will so notify the Indemnified Party and thereupon the Indemnifying Party shall take over defense of the claim and, if so requested by the Indemnifying Party, the Indemnified Party shall incur no further legal or other expenses related thereto for which it shall be entitled to indemnity or to being held harmless hereunder; provided, however, that nothing herein shall prevent the Indemnified Party from retaining counsel at its own expense to defend any claim. Except with the Indemnifying Party's prior written consent, the Indemnified Party shall in no event confess any claim or make any compromise in any matter in which the Indemnifying Party will be asked to indemnify or hold Indemnified Party harmless hereunder.

1[5]6. The Distributor shall provide the Trust, for review by its Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Such written report shall be in a form satisfactory to the Trust and shall supply all information necessary for the Board to discharge its responsibilities, including its responsibilities pursuant to Rule 12b-1.

1[6]7. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

1[7]8. The Trust shall preserve copies of this Plan and any agreements related to and all reports made pursuant to Section 1[5]6 hereof, for a period of not less than six years from the date of this Plan or any such report, as the case may be, the first two years in an easily accessible place.

1[8]9. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Act. To the extent the applicable law of the Commonwealth of Massachusetts or any of the provisions herein conflict with the applicable provisions of the Act, the latter shall control.

[19]20. The Distributor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and neither the Distributor nor its agents shall seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. In addition, neither the Distributor nor its agents shall seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Distributor understands that the rights and obligations of any series of the Trust under the Trust's Declaration of Trust are separate and distinct from those of any and all other series.

2[0]1. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise the remainder of the Plan shall not be affected thereby.

[Amendment to Distribution and Service Plan

Whereas a Distribution and Service Plan (the "Plan") has been made as of the 22nd day of January, 1996, by and between The North Carolina Capital Management Trust on behalf of Cash Portfolio (the "Portfolio"), Fidelity Management & Research Company (the "Adviser"), and Fidelity Distributors Corporation (the "Distributor").

Now, therefore, representatives of the Portfolio, the Adviser, and the Distributor have entered into negotiations and have agreed upon the following amended terms with reference to the provisions of Paragraph 5:

"5. The Adviser agrees to pay the Distributor as soon as practicable after the end of each month and the Distributor agrees to accept, as full compensation for all services and facilities to be provided hereunder, a fee based on the monthly average of the net assets of the Portfolio determined as of the close of business on each business day throughout the month. The fee shall be payable by the Adviser from the Management Fee paid to the Adviser by the Portfolio pursuant to the Management Contract dated January 22, 1996 between the Adviser and the Portfolio. The fee due the Distributor shall be payable at an annual rate determined on a cumulative basis pursuant to the following schedule:

The Annual Fee Rate Is
On the first $1.0 billion of average daily net assets	0.150%
On average daily net assets in excess of $1.0 billion through $2.0 billion	0.150%
On average daily net assets in excess of $2.0 billion	0.140%

All parties to this Plan understand that the agreement between the Distributor and its agent, Sterling, will provide for a full pass-through to Sterling of the fees payable hereunder, such payments by the Distributor to Sterling to be made in consideration of Sterling's responsibilities under its agreement with the Distributor. The Distributor, in consultation with Sterling, reserves the right to reduce or waive the distribution fee from time to time.

If this Plan becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month the Plan is in effect shall be prorated based on the number of business days during such month that this Plan was in effect."

The terms of this amendment shall be effective as of January 1, 1998.

Except as expressly set forth in Paragraph 5 hereof, all terms and conditions of the Plan shall remain unchanged and in full force and effect.]

Exhibit IV

Additional language is underlined; deleted language is [bracketed].

FORM OF

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:

TERM PORTFOLIO DISTRIBUTION AND SERVICE PLAN

THIS PLAN made as of the [22nd]____ day of [January, 1996]_______, by and between THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of TERM PORTFOLIO, a series of the Trust (hereinafter called the "Portfolio"), FIDELITY MANAGEMENT & RESEARCH COMPANY, a Massachusetts Corporation (hereinafter called the "Adviser"), and FIDELITY DISTRIBUTORS CORPORATION, a Massachusetts corporation (hereinafter called the "Distributor"):

WITNESSETH:

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust intends to distribute the Portfolio's shares of beneficial interest ("shares") in accordance with Rule 12b-1 under the Act, and desires to adopt a Distribution and Service Plan pursuant to such Rule, and the Board of Trustees of the Trust has determined that there is a reasonable likelihood that this will benefit the Portfolio and its shareholders; and

[WHEREAS, the Trust desires to increase the level of shareholder services provided within the State of North Carolina, and the Board of Trustees has determined that there is a reasonable likelihood that such in-state service will benefit the Portfolio and its shareholders; and]

WHEREAS, the Trust desires to retain the Distributor (hereinafter the term "Distributor" is used to mean the Distributor and/or its affiliates) to provide[, or secure the provision of through an agent(s),] facilities and personnel and to render services with respect to the Portfolio in accordance with such Distribution and Service Plan in the manner and on the terms and conditions hereinafter set forth [; and] :

[WHEREAS, the Trust understands that the Distributor has retained the services of Sterling Capital Distributors, Inc. ("Sterling"), a corporation organized and existing under the laws of the State of North Carolina, as its agent to perform or provide various of the facilities, personnel and services described herein:]

NOW, THEREFORE, the Trust hereby adopts a Distribution and Service Plan on behalf of the Portfolio in accordance with Rule 12b-1 under the Act, and the parties hereto agree to the following terms and conditions of the Plan:

1. Subject to the supervision of the Board of Trustees, the Trust hereby retains the Distributor to provide facilities, personnel and a program with respect to the marketing and promotional activities of the Portfolio (the "Distribution Services"). Without limiting the generality of the foregoing, the Distributor shall be responsible for[, and shall accomplish itself, through its affiliates, or through its agent, Sterling,] the following: (i) formulate and implement marketing and promotional activities, including but not limited to direct mail promotions, regional orientation meetings and financial management seminars; (ii) prepare and contract for printing of a periodic newsletter and the mailing and distribution thereof, such newsletter to be distributed to potential and participating local units and to provide information regarding the Portfolio and items of technical and general interest to local treasurers and/or other financial officials; (iii) provide office space and equipment, telephone facilities and dedicated personnel as necessary to provide the services hereunder; (iv) arrange and contract for the preparation and printing of sales literature and seminar materials and the mailing and distribution thereof; (v) bear the expenses of printing (not including typesetting) and distributing Prospectuses and Statements of Additional Information to other than existing shareholders; (vi) obtain, evaluate and provide to the Portfolio such information, analyses and opinions with respect to marketing and promotional activities as the Portfolio may, from time to time, reasonably request; and (vii) organize and maintain a Trust advisory board comprised of local government financial officials. Such board shall meet at least semi-annually with a primary purpose of providing a representative review of Trust or[,] Distributor [or Sterling] service initiatives, as well as providing an informal communication device between shareholders and the Trust. The Board shall not be responsible for providing any advice with respect to investment matters.

2. Subject to the supervision of the Board of Trustees, the Distributor [shall] may also facilitate and coordinate a program whereby certain shareholder servicing functions (the "Shareholder Services") are provided by the Distributor[, its affiliates, or its agent, Sterling,] within the boundaries of the State of North Carolina. Such program shall be undertaken in conjunction with the Trust's transfer agent, and shall be subject to such controls, provisions and procedures as shall be satisfactory to Distributors and said transfer agent. To the extent deemed practicable by the Distributor, such program [shall] may provide for the following functions and services to be performed, in whole or in part, in North Carolina: (i) establishment, maintenance and close-out of shareholder accounts; (ii) shareholder inquiry, communication and problem resolution services; (iii) completion of shareholder audit confirmations; (iv) receipt of orders for transactions in shares of the Portfolio, and timely conveyance of such orders to the Trust or its transfer agent; and (v) such concomitant duties as are deemed appropriate by the Distributor.

3. The Distributor[, its affiliates or its agent(s)] shall directly bear all costs of rendering the services to be performed under this Plan, including but not limited to the compensation of personnel necessary to provide such services, and all other costs for travel, office space, facilities, equipment, printing, telephone service, heat, light, power and other utilities.

4. The Portfolio shall, from time to time, furnish or otherwise make available to the Distributor such financial reports, proxy statements and other information relating to the business and affairs of the Portfolio as the Distributor may reasonably require in order to discharge its duties and obligations hereunder.

5. The Adviser agrees to pay the Distributor as soon as practicable after the end of each month and the Distributor agrees to accept, as full compensation for all services and facilities to be provided hereunder, a fee based on the monthly average of the net assets of the Portfolio determined as of the close of business on each business day throughout the month. The fee shall be payable by the Adviser from the Management Fee paid to the Adviser by the Portfolio pursuant to the Management Contract dated [January 22, 1996] ________ between the Adviser and the Portfolio. The fee due the Distributor shall be payable at an annual rate determined on a cumulative basis pursuant to the following schedule:

The Annual Fee Rate Is
[On the first $400 million of average daily net assets	0.160%
On average daily net assets in excess of $400 million through $800 million	0.160%
On average daily net assets in excess of $800 million through $1.2 billion	0.160%
On average daily net assets in excess of $1.2 billion through $1.6 billion	0.160%
On average daily net assets in excess of $1.6 billion through $2.0 billion	0.155%
On average daily net assets in excess of $2.0 billion	0.150%]
On average daily net assets through $1.0 billion	0.080%
On average daily net assets in excess of $1.0 billion through $2.0 billion	0.080%
On average daily net assets in excess of $2.0 billion	0.070%

[All parties to this Plan understand that the agreement between the Distributor and its agent, Sterling, will provide for a full pass-through to Sterling of the fees payable hereunder, such payments by the Distributor to Sterling to be made in consideration of Sterling's responsibilities under its agreement with the Distributor. The Distributor, in consultation with Sterling, reserves the right to reduce or waive the distribution fee from time to time.]

If this Plan becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month the Plan is in effect shall be prorated based on the number of business days during such month that this Plan was in effect.

6. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or relieve or deprive the Board of Trustees of the Trust of the responsibility for and control of the conduct of the affairs of the Portfolio.

7. This Plan shall become effective upon approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio," and upon approval by a vote of the Trustees of the Trust, and of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. For the purposes of this Plan, the terms "interested persons" and "majority of the outstanding voting securities of the Portfolio" are used as defined in the Act.

8. This Plan shall remain in effect until July 31, [1996] 200_ and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of the Trustees of the Trust and of the Trustees who are not interested persons of the Trust, and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on this Plan. If such annual approval is not obtained, the Plan shall expire 12 months after the date of the last approval. This Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a majority of the outstanding shares of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.

9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio.

10. Nothing herein contained shall limit the freedom of the Distributor or any "affiliated person," as defined in the Act, to render investment supervisory and corporate administrative services to other investment companies, to act as distributor, adviser or investment counselor to other persons, firms or corporations and to engage in other business activities.

11. Notwithstanding anything herein contained, the Distributor may act pursuant to this Plan, in its discretion, through one or more agents, and may use all or a portion of the fee payable under this Plan to compensate said agent(s) for its services.

1[1]2. Neither the Distributor nor any of its employees or agents are authorized to make any representations with respect to the sale of shares except those contained in the then current Prospectus and Statement of Additional Information of the Portfolio.

1[2]3. The provisions of this Paragraph 1[2]3 shall be applicable only with respect to the provision of Distribution Services. The provision of Shareholder Services shall not be affected by this Paragraph 1[2]3, but shall be governed by the provisions of Paragraph 1[3]4, below. The Portfolio will indemnify and hold the Distributor harmless from judgments against the Distributor resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. The Portfolio shall similarly indemnify and hold harmless any agent of the Distributor with respect to such judgments against the agent resulting from specific acts or omissions in the performance of Distribution Services under this Plan which are the result of written instructions of a majority of the Board of Trustees of the Trust, so long as there is an express finding that such acts or omissions did not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or a breach of fiduciary duty. No provision of this Paragraph 1[2]3 shall be deemed to protect the Distributor or an agent against any liability to the Portfolio or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its Distribution Services duties or the reckless disregard of its Distribution Services obligations under this Plan. No provision hereof shall be deemed to protect any Trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligation.

1[3]4. The provisions of this Paragraph 1[3]4 shall be applicable only with respect to the provision of Shareholder Services. The provision of Distribution Services shall not be affected by this Paragraph 1[3]4, but shall be governed by the provisions of Paragraph 1[2]3, above.

A. The Trust shall indemnify and hold the Distributor harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Distributor and/or the Trust as a party and is not based on and does not result from the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Distributor's performance hereunder; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Distributor's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Trust, or from the Distributor's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Distributor's acting in reliance upon advice reasonably believed by the Distributor to have been given by counsel for the Trust.

B. The Distributor shall indemnify and hold the Trust harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit brought by any person other than the Distributor, which names the Trust and/or the Distributor as a party and is based upon and arises out of acts, errors or omissions of the Distributor constituting negligence, lack of good faith or willful misconduct in the performance of the Distributor's Shareholder Service duties under this Agreement.

1[4]5. In the event that either party requests the other to indemnify or hold it harmless hereunder, the party requesting indemnification (the "Indemnified Party") shall inform the other party (the "Indemnifying Party") of the relevant facts known to Indemnified Party concerning the matter in question. The Indemnified Party shall use reasonable care to identify and promptly to notify the Indemnifying Party concerning any matter which presents, or appears likely to present, a claim for indemnification. The Indemnifying Party shall have the election of defending the Indemnified Party against any claim which may be the subject of indemnification or of holding the Indemnified Party harmless hereunder. In the event the Indemnifying Party so elects, it will so notify the Indemnified Party and thereupon the Indemnifying Party shall take over defense of the claim and, if so requested by the Indemnifying Party, the Indemnified Party shall incur no further legal or other expenses related thereto for which it shall be entitled to indemnity or to being held harmless hereunder; provided, however, that nothing herein shall prevent the Indemnified Party from retaining counsel at its own expense to defend any claim. Except with the Indemnifying Party's prior written consent, the Indemnified Party shall in no event confess any claim or make any compromise in any matter in which the Indemnifying Party will be asked to indemnify or hold Indemnified Party harmless hereunder.

1[5]6. The Distributor shall provide the Trust, for review by its Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Such written report shall be in a form satisfactory to the Trust and shall supply all information necessary for the Board to discharge its responsibilities, including its responsibilities pursuant to Rule 12b-1.

1[6]7. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

1[7]8. The Trust shall preserve copies of this Plan and any agreements related to and all reports made pursuant to Section 1[5]6 hereof, for a period of not less than six years from the date of this Plan or any such report, as the case may be, the first two years in an easily accessible place.

1[8]9. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Act. To the extent the applicable law of the Commonwealth of Massachusetts or any of the provisions herein conflict with the applicable provisions of the Act, the latter shall control.

[19]20. The Distributor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and neither the Distributor nor its agents shall seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. In addition, neither the Distributor nor its agents shall seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Distributor understands that the rights and obligations of any series of the Trust under the Trust's Declaration of Trust are separate and distinct from those of any and all other series.

2[0]1. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise the remainder of the Plan shall not be affected thereby.

[Amendment to Distribution and Service Plan

Whereas a Distribution and Service Plan (the "Plan") has been made as of the 22nd day of January, 1996, by and between The North Carolina Capital Management Trust on behalf of Term Portfolio (the "Portfolio"), Fidelity Management & Research Company (the "Adviser"), and Fidelity Distributors Corporation (the "Distributor").

Now, therefore, representatives of the Portfolio, the Adviser, and the Distributor have entered into negotiations and have agreed upon the following amended terms with reference to the provisions of Paragraph 5:

"5. The Adviser agrees to pay the Distributor as soon as practicable after the end of each month and the Distributor agrees to accept, as full compensation for all services and facilities to be provided hereunder, a fee based on the monthly average of the net assets of the Portfolio determined as of the close of business on each business day throughout the month. The fee shall be payable by the Adviser from the Management Fee paid to the Adviser by the Portfolio pursuant to the Management Contract dated January 22, 1996 between the Adviser and the Portfolio. The fee due the Distributor shall be payable at an annual rate determined on a cumulative basis pursuant to the following schedule:

The Annual Fee Rate Is
On the first $1.0 billion of average daily net assets	0.150%
On average daily net assets in excess of $1.0 billion through $2.0 billion	0.150%
On average daily net assets in excess of $2.0 billion	0.140%

All parties to this Plan understand that the agreement between the Distributor and its agent, Sterling, will provide for a full pass-through to Sterling of the fees payable hereunder, such payments by the Distributor to Sterling to be made in consideration of Sterling's responsibilities under its agreement with the Distributor. The Distributor, in consultation with Sterling, reserves the right to reduce or waive the distribution fee from time to time.

If this Plan becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month the Plan is in effect shall be prorated based on the number of business days during such month that this Plan was in effect."

The terms of this amendment shall be effective as of January 1, 1998.

Except as expressly set forth in Paragraph 5 hereof, all terms and conditions of the Plan shall remain unchanged and in full force and effect.]

Exhibit V

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios (a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR (c)
Taxable Money Market (d)
Prime (x)
Daily Money Class	10/31/99	$ 3,860.4	0.25%
Capital Reserves Class	10/31/99	2,736.2	0.25
Treasury (x)
Daily Money Class	10/31/99	1,309.2	0.25
Capital Reserves Class	10/31/99	790.9	0.25
Advisor B Class	10/31/99	91.3	0.25
Advisor C Class	10/31/99	34.2	0.25
Cash Reserves	11/30/99	34,821.6	0.18
U.S. Government Reserves	11/30/99	1,502.6	0.17
VIP: Money Market	12/31/99	1,771.0	0.18
Select Money Market	2/29/00	1,046.1	0.18
Domestic Portfolio (x)
Class I	3/31/00	3,188.0	0.20
Class II	3/31/00	324.3	0.20
Class III	3/31/00	831.6	0.20
Government Portfolio (x)
Class I	3/31/00	5,216.5	0.20
Class II	3/31/00	465.3	0.20
Money Market Portfolio (x)
Class I	3/31/00	14,377.8	0.20
Class II	3/31/00	152.4	0.20
Class III	3/31/00	648.8	0.20
Class III	3/31/00	949.7	0.20
Treasury Portfolio (x)
Class I	3/31/00	4,322.8	0.20
Class II	3/31/00	378.6	0.20
Class III	3/31/00	3,029.9	0.20
Treasury Only Portfolio (x)
Class I	3/31/00	$ 1,095.1	0.20%
Class II	3/31/00	45.9	0.20
Class III	3/31/00	98.4	0.20
Spartan Money Market	4/30/00	9,517.9	0.45
Spartan U.S. Government Money Market	4/30/00	831.9	0.45
Spartan U.S. Treasury Money Market	4/30/00	2,061.8	0.45
The North Carolina Capital Management Trust:
Cash Portfolio	6/30/00	2,906.9	0.31(e)
Daily Income Trust	8/31/00	2,734.6	0.31
Retirement Government Money Market	8/31/00	3,860.7	0.42
Retirement Money Market	8/31/00	9,240.9	0.42

(a) All fund data are as of the fiscal year end noted in the chart or as of September 30, 2000, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management Inc., with respect to each fund.

(e) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to distributor is 0.17%.

Exhibit VI

Funds Advised by FMR - Table of Average Net Assets and Expense Ratios(a)

Investment Objective and Fund	Fiscal Year End (a)	Average Net Assets (millions)(b)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR(c)
Taxable Bond
Advisor Mortgage Securities:(f)(i)(x)
Class A	10/31/99	$ 2.6	0.43%
Class B	10/31/99	13.9	0.43
Class T	10/31/99	24.8	0.43
Institutional Class	10/31/99	18.3	0.43
Initial Class	10/31/99	430.8	0.43
Advisor Government Investment:(f)(i)
Class A	10/31/99	12.3	0.43
Class B	10/31/99	85.7	0.43
Class T	10/31/99	213.0	0.43
Class C	10/31/99	27.1	0.43
Institutional Class	10/31/99	24.3	0.43
Advisor High Income:(e)(i)(x)
Class A	10/31/99	0.7	0.57(d)
Class B	10/31/99	1.1	0.57(d)
Class T	10/31/99	1.6	0.57(d)
Class C	10/31/99	1.3	0.57(d)
Institutional Class	10/31/99	0.7	0.57(d)
Advisor High Yield:(i)
Class A	10/31/99	168.0	0.58
Class B	10/31/99	1,130.7	0.58
Class T	10/31/99	2,523.1	0.58
Class C	10/31/99	217.3	0.58
Institutional Class	10/31/99	130.4	0.58
Advisor Short Fixed-Income:(f)(i)
Class A	10/31/99	13.1	0.43
Class T	10/31/99	307.3	0.43
Class C	10/31/99	11.9	0.43
Institutional Class	10/31/99	6.9	0.43
Advisor Intermediate Bond:(f)(i)
Class A	10/31/99	15.8	0.43
Class B	10/31/99	52.9	0.43
Class T	10/31/99	304.2	0.43
Class C	10/31/99	11.3	0.43
Institutional Class	10/31/99	164.3	0.43
Institutional Short-Intermediate Government(f)	11/30/99	$ 407.7	0.45%
Real Estate High Income	11/30/99	98.4	0.73
Advisor Emerging Markets Income:(h)
Class A	12/31/99	2.2	0.68
Class B	12/31/99	17.5	0.68
Class T	12/31/99	51.5	0.68
Class C	12/31/99	1.9	0.68
Institutional Class	12/31/99	2.3	0.68
Advisor Strategic Income:(f)(i)
Class A	12/31/99	11.4	0.58
Class B	12/31/99	81.4	0.58
Class T	12/31/99	193.5	0.58
Class C	12/31/99	14.3	0.58
Institutional Class	12/31/99	4.6	0.58
International Bond(h)	12/31/99	68.5	0.68
New Markets Income(g)	12/31/99	200.7	0.68
Real Estate High Income II	12/31/99	277.6	0.73
Strategic Income(j)	12/31/99	32.2	0.58
Variable Insurance Products:
High Income(i)
Initial Class	12/31/99	2,338.3	0.58
Service Class	12/31/99	187.9	0.58
Variable Insurance Products II:
Investment Grade Bond(i)	12/31/99	711.2	0.43
U.S. Bond Index(f)	2/28/00	1,435.9	0.14(z)
Capital & Income(i)	4/30/00	2,779.3	0.58
High Income(i)	4/30/00	3,223.0	0.58
Intermediate Bond(f)(i)	4/30/00	3,248.0	0.43
Investment Grade Bond(f)(i)	4/30/00	2,103.2	0.43
Short-Term Bond(f)(i)	4/30/00	1,256.0	0.43(z)
Spartan Government Income(f)	4/30/00	537.1	0.50(z)
The North Carolina Capital Management Trust:
Term Portfolio(f)	6/30/00	88.7	0.34(k)
Ginnie Mae(f)(i)	7/31/00	1,742.0	0.43(z)
Government Income(f)	7/31/00	1,551.1	0.43
Intermediate Government Income(f)(i)	7/31/00	791.7	0.63(z)
Target Timeline Funds:(f)(i)
2001	7/31/00	145.2	0.09(z)
2003	7/31/00	28.3	0.00(z)
Spartan Investment Grade Bond(f)(i)	9/30/00	1,398.9	0.47(z)

(a) All fund data are as of the fiscal year end noted in the chart or as of September 30, 2000, if fiscal year end figures are not available

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from Fidelity Management & Research Company (FMR) pursuant to voluntary or state expense limitations. Funds so affected are indicated by a (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by a (x).

(d) Annualized

(e) Less than a complete fiscal year

(f) FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc., with respect to the fund.

(g) FMR has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research(U.K.) Inc.(FMR U.K.), Fidelity Management & Research(Far East) Inc.(FMR Far East), Fidelity Investments Japan Ltd.(FIJ), Fidelity International Investment Advisors(FIIA), and Fidelity International Investment Advisors(U.K.) Limited(FIIA(U.K.) L), with respect to the fund.

(h) FMR has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA(U.K.) L, with respect to the fund.

(i) FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

(j) FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA, with respect to the fund.

(k) This ratio does not reflect the ratio of net advisory fees to average net assets retained by FMR after payment made to the distributor. The ratio of net advisory fees to average net assets retained by FMR after payment made to distributor is 0.20%.

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save [your fund]
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Helen A. Powers and David H. Potel, or any one or more of them, attorney(s), with full power of substitution, to vote all shares of NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Park Hotel, 2200 Rexford Road, Charlotte, North Carolina 28211, on January 24, 2001 at 11:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 658191101/fund# 047

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 7 nominees specified below as Trustees:

Harlan E. Boyles, John David "J.D." Foust, Fred L. Henning, Jr., William O. McCoy, James Grubbs Martin, Helen A. Powers, J. Calvin Rivers, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To approve an amended Management Contract for the fund.	(_)	(_)	(_) 3.
4. To approve an ameded Distribution and Service Plan for the fund.	(_)	(_)	(_) 4.
5. To eliminate the fund's fundamental investment limitation concerning restricted and illiquid securities.	(_)	(_)	(_) 5.

NC-PXC-1200	cusip# 658191101/fund# 047

Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save [your fund]
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Helen A. Powers and David H. Potel, or any one or more of them, attorney(s), with full power of substitution, to vote all shares of NORTH CAROLINA CAPITAL MANAGEMENT TRUST: TERM PORTFOLIO as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Park Hotel, 2200 Rexford Road, Charlotte, North Carolina 28211, on January 24, 2001 at 11:30 and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. cusip# 658191200/fund# 620

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 7 nominees specified below as Trustees:

Harlan E. Boyles, John David "J.D." Foust, Fred L. Henning, Jr., William O. McCoy, James Grubbs Martin, Helen A. Powers, J. Calvin Rivers, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

___________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To approve an amended Management Contract for the fund.	(_)	(_)	(_) 3.
4. To approve an ameded Distribution and Service Plan for the fund.	(_)	(_)	(_) 4.
5. To eliminate the fund's fundamental investment limitation concerning restricted and illiquid securities.	(_)	(_)	(_) 5.

NC-PXC-1200	cusip# 658191200/fund# 620
Voting is easier than ever!	Vote this proxy card TODAY!
Vote by Phone by	Your prompt response will save [your fund]
calling toll-free 1-888-221-0697	the expense of additional mailings.
Vote by phone or return the signed
proxy card in the enclosed envelope.
*** CONTROL NUMBER: ____________ ***	(downtriangle) Please detach card at perforation before mailing. (downtriangle)

NORTH CAROLINA CAPITAL MANAGEMENT TRUST: CASH PORTFOLIO, TERM PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Helen A. Powers and David H. Potel, or any one or more of them, attorney(s), with full power of substitution, to vote all shares of NORTH CAROLINA CAPITAL MANAGEMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Park Hotel, 2200 Rexford Road, Charlotte, North Carolina 28211, on January 24, 2001 at 11:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||

NOTE: Please sign exactly as your name appears on this

Proxy. When signing in a fiduciary capacity, such as

executor, administrator, trustee, attorney, guardian, etc.,

please so indicate. Corporate and partnership proxies

should be signed by an authorized person indicating the

person's title.

Date _____________________, 2000

_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
Signature(s) (Title(s), if applicable) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE. Fund# 047, 620 HH

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	(downtriangle) Please detach card at perforation before mailing. (downtriangle) Please vote by filling in the boxes below.

1. To elect the 7 nominees specified below as Trustees:

Harlan E. Boyles, John David "J.D." Foust, Fred L. Henning, Jr., William O. McCoy, James Grubbs Martin, Helen A. Powers, J. Calvin Rivers, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

_________________________________________

	FOR all nominees listed (except as marked to the contrary at left) (_)	WITHHOLD authority to vote for all nominees (_)	| | | | 1.
	FOR	AGAINST	ABSTAIN
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.	(_)	(_)	(_) 2.
3. To approve an amended Management Contract for Cash Portfolio.	(_)	(_)	(_) 3.
4. To approve an amended Management Contract for Term Portfolio.	(_)	(_)	(_) 4
5. To approve an ameded Distribution and Service Plan for Cash Portfolio.	(_)	(_)	(_) 5.
6. To approve an ameded Distribution and Service Plan for Term Portfolio.	(_)	(_)	(_) 6.
7. To eliminate Cash Portfolio's fundamental investment limitation concerning restricted and illiquid securities.	(_)	(_)	(_) 7.
8. To eliminate Term Portfolio's fundamental investment limitation concerning restricted and illiquid securities.	(_)	(_)	(_) 8.

NC-PXC-1200	cusip# 658191101/fund# 047HH
NC-PXC-1200	cusip# 658191200/fund# 620HH